                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-65711), Form S-4 (No. 333-01857) and Form S-8 (Nos. 333-67800, 333-50084, 333-33101, 333-00177, 333-00179, 33-9790, 333-68683,
333-82475, 333-70983, 33-50987 and 333-91046) of Service Corporation
International of our report dated March 14, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Houston, Texas
March 14, 2003